                                                                  EXHIBIT 10.22


                                SECOND AMENDMENT
                                       TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT is entered into as of January 31, 2000, among ULTRAK, INC., a Delaware corporation ("Borrower"), the lenders executing this Amendment ("Lenders"), and BANK ONE, TEXAS, N.A., as Administrative Agent ("Administrative Agent").

     Borrower, Administrative Agent and Lenders are party to that certain First Amended and Restated Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of August 12, 1999, providing for, among other things, a revolving credit facility and a term loan facility. The parties to this Amendment have agreed to amend the Credit Agreement as set forth herein.

     1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

     2. Amendments.


     1. Section 1.1 is amended by deleting therefrom the following defined terms: (i) Domestic Sublimit and (ii) Eurocurrency Sublimit.

     2. A new definition is hereby added to Section 1.1:

               "Domestic Borrowing" means a borrowing of Dollars through a domestic (United States) office of a Lender.

     3. The following defined terms in Section 1.1 are amended in their entirety as follows:

               "Base Rate Borrowing" means a Domestic Borrowing advanced to Borrower through Administrative Agent in accordance with SECTION 2.3, which Borrowing bears interest at the sum of the Base Rate plus the Applicable Margin.

               "Default Rate" means, for any day, an annual interest rate equal from day to day to (i) for amounts owing in respect of Eurocurrency Borrowings, the lesser of either (a) the Eurocurrency Rate plus 4.0% or (b) the Maximum Rate, and (ii) for all other amounts owing under or in respect of the Credit Documents, the lesser of either (a) the Base Rate plus 2.5% or (b) the Maximum Rate.

               "Eurocurrency Lending Installation" means Administrative Agent's Lending Installation in London, England (or such other Lending Installation as may be designated by Administrative Agent from time to time) that manages fundings and payments in respect of Eurocurrency Borrowings.

               "LC Subfacility" means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.4, under which the LC Exposure may never exceed $5,000,000 in the aggregate. For the avoidance of doubt, LCs may only be requested or issued as a Dollar commitment to be funded as a Domestic Borrowing under the Revolving


                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT
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          Facility and all communications from Borrower in respect of LCs shall be with Administrative Agent.

               "LIBOR Rate Borrowing" means a Domestic Borrowing advanced to Borrower through Administrative Agent in accordance with SECTION 2.3, which Borrowing bears interest at the sum of the LIBOR Rate plus the Applicable Margin.

               "Permitted Intercompany Advances" means loans, advances or extensions of credit by Borrower to its Foreign Subsidiaries from funds loaned to Borrower as Eurocurrency Borrowings. For the avoidance of doubt, no loans, advances or extensions of credit may be made by Borrower or any Domestic Company to any Foreign Subsidiary except for loans made with the proceeds of Eurocurrency Borrowings.

     4. Section 2.2 is amended by adding "and" at the end of Section 2.2(d), changing the semi-colon at the end of Section 2.2(e) to a period and deleting Sections 2.2(f) and 2.2(g).

     5. Section 2.6 is amended by deleting the third sentence ("Any partial terminations . . . Domestic Sublimit.") in its entirety.

     6. Section 3.2(b) is amended in its entirety to read as follows:

               (b) Revolving Facility Principal. The Principal Debt under the Revolving Facility is due and payable on the Revolving Facility Termination Date. Before that date, Borrower may at any time prepay, without penalty (except as provided in this agreement) and in whole or in part, the Principal Debt under the Revolving Facility, so long as
          (i) each voluntary partial prepayment must be in a principal amount not less than (A) $50,000, or a greater integral multiple of $50,000, in the case of prepayments of Domestic Borrowings and (B) $500,000 (or its Dollar Equivalent) in the case or prepayments of Eurocurrency Borrowings, (ii) Borrower shall pay any related Funding Loss upon demand, and (iii) in the case of prepayments of Eurocurrency Borrowings, Borrower has given the Eurocurrency Lending Installation four days' advance notice of its intention to make such prepayment. Conversions under SECTION 3.10 are not prepayments.

     7. Section 3.2(c)(iii) ("If the aggregate principal amount . . . the Eurocurrency Sublimit.") is deleted in its entirety.

     8. Section 3.10(a) is amended to change the caption to "Domestic Borrowings" and to amend the last sentence in its entirety to read as follows:

          For the avoidance of doubt, no portion of any Domestic Borrowing may be converted to a Eurocurrency Borrowing (but, subject to compliance with the other terms and conditions of this Agreement, a Eurocurrency Borrowing may be made to pay all or any portion of any Domestic Borrowing).

     9. Section 3.10(b) is amended to change the caption to "Eurocurrency Borrowings" and to amend the last sentence in its entirety to read as follows:


          For the avoidance of doubt, no portion of any Eurocurrency Borrowing may be converted to a Base Rate Borrowing or a LIBOR Rate Borrowing (but, subject to compliance with the other terms and conditions of this Agreement, a Domestic Borrowing may be made to pay any Eurocurrency Borrowing).

                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT
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     10. In Section 3.15, the phrase "in the case of Borrowings under the
     Domestic Sublimit" appearing in clause (i) is changed to "in the case of Domestic Borrowings", and the phrase "in the case of Borrowings under the Eurocurrency Sublimit" appearing in clause (ii) is changed to "in the case of Eurocurrency Borrowings".

     11. The caption of Section 3.17(a) is changed to "Domestic Borrowings", and the caption of Section 3.17(b) is changed to "Eurocurrency Borrowings".

     12. Exhibit E to the Credit Agreement (Borrowing Request) is hereby replaced by Exhibit E attached as Annex A to this Amendment, and all references in the Credit Documents shall be deemed to refer to the Exhibit E attached hereto.

     13. The covenants and agreements contained in the Amendment Fee letter dated January 31, 2000 among Lenders and Borrower (the "Fee Letter") are incorporated herein and into the Credit Agreement by reference the same as if set forth in full herein and therein.

     1. Conditions Precedent. Notwithstanding any contrary provisions contained in the Credit Documents, this Amendment is not effective unless and until:

          a. the representations and warranties in this Amendment are true and correct;

          b. Administrative Agent receives counterparts of this Amendment executed by each party named below;

          c. the fees due and payable pursuant to the Fee Letter and legal fees and other expenses incurred by Lenders for which Borrower is responsible have been paid in full, and

          d. Administrative Agent receives a copy of the resolutions adopted by the Board of Directors of Borrower authorizing the transactions contemplated by this Amendment (such resolutions being in form and substance acceptable to Administrative Agent), certified as true and correct by the Secretary or an Assistant Secretary of Borrower.

     4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. The parties hereto agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Borrower hereby ratifies and confirms that all Liens heretofore granted to Administrative Agent on behalf of Lenders were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Administrative Agent may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Administrative Agent and Lenders in respect of all present and future Collateral.

     5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any other Credit Documents to be delivered under this Amendment have been duly executed and delivered by or on behalf of Borrower and each other Company party to them, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or any other Company of this Amendment or any other Credit Document to be delivered under this Amendment, (c) this Amendment and


                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT
                                       3
any other Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and the other Companies and are enforceable against Borrower and such other Companies in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower and the other Companies of this Amendment and any other Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower or any other Company is a party or by which Borrower is bound,
(e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Documents are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists, other than those waived until February 29, 2000 pursuant to Section 6 of this Amendment.

     6. Waiver. Effective only upon receipt by Administrative Agent of this Amendment executed by each Person named below, this Amendment shall become notice to Borrower that Administrative Agent and Lenders hereby temporarily waive any Event of Default or Potential Default arising under the Credit Agreement with respect to the Companies' non-compliance with Sections 10.1 and
10.2 for the period ending September 30 and December 31, 1999. The waivers set forth in the immediately-preceding sentence shall expire on February 29, 2000, and be of no further force and effect, and the Events of Default thus temporarily waived fully reinstated, unless Required Lenders agree in writing before February 29, 2000 to a permanent waiver of such Events of Default. Except as stated above (i) this waiver is not a consent or waiver in respect of any existing or future Events of Default or Potential Defaults or a waiver of Lender's rights to insist upon Borrower's compliance with its obligations under each Credit Document and (ii) each Credit Document is unchanged and continues in full force and effect.

     7. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

     8. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

     9. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Lenders and Administrative Agent and, subject to Section 14.12 of the Credit Agreement, their respective successors and assigns.

     10. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS HEREIN AND THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK

                             SIGNATURE PAGES FOLLOW






                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT

     EXECUTED on _________, 2000, but effective as of January 31, 2000.


Address for Notice                      ULTRAK, INC., as Borrower
Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Attn: Mr.  Tim D. Torno,
      Vice President-Finance            By:
Fax No.: (972) 353-6679                    -------------------------------------
                                           Tim D. Torno, Vice President-Finance


Address for Notice                     BANK ONE, TEXAS, N.A.,
                                       as Administrative Agent and a Lender
Bank One, Texas, N.A.
1717 Main Street, 3rd Floor
Dallas, Texas  75201
Attn: Alan L. Miller,                  By:
      Vice President                      --------------------------------------
Fax No.: (214) 290-2305                   Alan L. Miller, Vice President


Address for Notice                     WELLS FARGO BANK (TEXAS),
                                       NATIONAL ASSOCIATION,
Wells Fargo Bank (Texas),              as a Lender
National Association
1445 Ross @ Field, 3rd Floor
Dallas, Texas 75202
Attn:  Kyle Hranicky,                  By:
       Vice President                     --------------------------------------
Fax No.: (214) 969-0370                   Kyle Hranicky, Vice President







                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT

     To induce Administrative Agent and Lenders to enter into this Amendment, each guarantor named below (a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Credit Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this or any prior amendment, and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent and Lenders and their respective successors and permitted assigns.


                                       ULTRAK GP, INC.

                                       By:
                                          --------------------------------------
                                           Tim D. Torno, Vice President-Finance

                                       ULTRAK, LP, INC.

                                       By:
                                          --------------------------------------
                                           Tim D. Torno, Vice President-Finance

                                       ULTRAK OPERATING, L.P.
                                       By: Ultrak GP, Inc. its General Partner

                                       By:
                                          --------------------------------------
                                          Tim D. Torno, Vice President-Finance

                                       DIAMOND ELECTRONICS, INC.

                                       By:
                                          --------------------------------------
                                          Tim D. Torno, Vice President-Finance

                                       MONITOR DYNAMICS, INC.

                                       By:
                                          --------------------------------------
                                          Tim D. Torno, Vice President-Finance

                                       ABM DATA SYSTEMS, INC.

                                       By:
                                          --------------------------------------
                                          Tim D. Torno, Vice President-Finance




                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT

                                     Annex A
                                       to
                                 First Amendment
                                       to
                   First Amended and Restated Credit Agreement

                                    EXHIBIT E

                                BORROWING REQUEST

ADMINISTRATIVE AGENT: Bank One, Texas, N.A.       DATE: _______________, _____

BORROWER: Ultrak, Inc.

================================================================================

     This request is delivered under the First Amended and Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of August 12, 1999, between Borrower, certain Lenders, and Administrative Agent. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

     Borrower requests a Borrowing under the Revolving Facility (the "REQUESTED BORROWING") to be funded on ____________________, _____(1) (the "REQUESTED BORROWING DATE") in the amount and of the Type set forth below(2):


--------------------------------------------------------------------------------
Type of Borrowing      Amount   Interest Rate Category
--------------------------------------------------------------------------------
Domestic Borrowing(3)     $     [ ] LIBOR Rate
                                [ ] Base Rate
--------------------------------------------------------------------------------
Eurocurrency Borrowing(4) $     [ ] Eurocurrency Rate
                                    (please state the Eurocurrency in which the
                                    Requested Borrowing is to be made:
                                    --------------)
--------------------------------------------------------------------------------


     If a LIBOR Rate Borrowing or a Eurocurrency Rate Borrowing, the Requested Borrowing is to be made in the following amounts with the following Interest Period(s):

--------------------------------------------------------------------------------
Amount                             Interest Period(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
(1)  Must be a Business Day prior to the Revolving Facility Termination Date. -

(2) Separate Borrowing Requests must be submitted for Domestic Borrowings and Eurocurrency Borrowings. -

(3) All Domestic Borrowing Requests must be properly delivered to Administrative Agent's offices in Dallas, Texas. -

(4) All Eurocurrency Borrowing Requests must be properly delivered to the Eurocurrency Lending Installation. -


                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT

     Borrower certifies that as of the Requested Borrowing Date -- after giving effect to the Requested Borrowing -- (a) the representations and warranties of Borrower in the Credit Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Credit Documents, (b) no Event of Default, Potential Material Adverse Event or Borrowing Base Deficiency exists or will be created as a result of the Requested Borrowing, and (d) Borrower has otherwise complied with all conditions of the Credit Documents to permit the Requested Borrowing to be extended.

                                   ULTRAK, INC.

                                   By:
                                      -----------------------------------------

                                   Name:
                                        ---------------------------------------

                                 (5)Title:
                                          -------------------------------------


--------
(5) Must be a Responsible Officer of Borrower or another officer designated by Borrower as having authority to execute and - deliver Borrowing Requests on its behalf.


                                     ULTRAK-SECOND AMENDMENT TO CREDIT AGREEMENT